UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FORETHOUGHT VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

(each, a “Liquidating Portfolio”)

[    ], 2018

Dear Contract Owner:

You are cordially invited to attend a special shareholder meeting of each of the three Liquidating Portfolios named above that is scheduled for December 7, 2018 (the “Special Meeting”). You currently have an investment interest in one or more of the Liquidating Portfolios.  In the attached Proxy Statement, you are being asked to instruct Forethought Life Insurance Company (“FLIC”) to vote on the liquidation of the applicable Liquidating Portfolio. The Liquidating Portfolios are series of Forethought Variable Insurance Trust (the “Trust”), and are investment options under certain variable annuity contracts (the “Contracts”) issued by FLIC. Shares of the Liquidating Portfolios are no longer available for purchase.

On May 17, 2018, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Global Atlantic Investment Advisors, LLC, the investment adviser of the Liquidating Portfolios, considered and approved the liquidation of each Liquidating Portfolio and approved the submission of the Plans of Liquidation to contract owners for approval.

You are being asked to approve one or more of the Plans of Liquidation of the Liquidating Portfolios. If the proposals are approved and you have not elected to move any of your contract value allocated to a Liquidating Portfolio to a new investment option prior to the date of the Liquidating Portfolios’ liquidation, such contract value will be automatically reallocated to the Invesco V.I. Government Money Market Fund on the liquidation date.

The Board recommends that you vote “For” the applicable Plan of Liquidation as described in the enclosed Proxy Statement.

Please read the Proxy Statement and consider it carefully before providing your voting instruction. We appreciate your participation and prompt response in this matter.

If you have any questions about the Special Meeting, please feel free to call [   ].

Sincerely,

Robert M. Arena, Jr.

President

Forethought Variable Insurance Trust

NOTICE OF A SPECIAL MEETING

OF THE SHAREHOLDERS OF

FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

(each, a “Liquidating Portfolio”)

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of the Liquidating Portfolios, each a series of Forethought Variable Insurance Trust (the “Trust”), is scheduled for December 7, 2018 at [10:00 a.m.], Eastern Time, at the offices of Global Atlantic Investment Advisors, LLC (the “Adviser”), One Financial Plaza, 755 Main Street, 24th Floor, Hartford, Connecticut 06103 for the following purposes:

Proposal

1.                    To consider and vote on the Plan of Liquidation for the Global Atlantic Motif Technological Innovations Portfolio.

2.                    To consider and vote on the Plan of Liquidation for the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio.

3.                    To consider and vote on the Plan of Liquidation for the Global Atlantic Wilshire Dynamic Growth Allocation Portfolio.

4.                    To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Only shareholders of record at the close of business on August 1, 2018 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable annuity contracts (“Contract Owners”) having a beneficial interest in the Existing Portfolios on the record date are entitled to provide voting instructions to Forethought Life Insurance Company (“FLIC”).

Forethought Life Insurance Company (“FLIC”) offers variable annuity contracts (each a “Contract”) through its separate account (the “Separate Account”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You are a holder of at least one such Contract. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. This enclosed proxy statement (the “Proxy Statement”) relates solely to the three Liquidating Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Special Meeting or any adjournment(s) thereof is attached to this Notice. The Proxy Statement is being used to solicit voting instructions from Contract Owners.

We realize that you may not be able to attend the Special Meeting to instruct FLIC to vote. However, we do need your vote. Whether or not you plan to attend the Special Meeting, please promptly complete, sign, and return the voting instruction card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Voting Instructions must be received by [10:00 a.m.], Eastern Time on December 7, 2018.  If you decide to attend the Special Meeting, you may revoke your prior voting instructions and instruct FLIC to vote in person. The number of shares of the applicable Liquidating Portfolio attributable to you will be voted in accordance with your voting instruction card.

The date of the first mailing of the voting instruction card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about [  ], 2018. If you have any questions about the Special Meeting, please feel free to call us toll free at [    ].

The Board recommends that you vote FOR the proposals.

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

By Order of the Board of Trustees of the Trust

Sarah M. Patterson
Secretary
[date]

Important notice regarding the availability of proxy materials for the Special Meeting of Shareholders to be held on December 7, 2018: this Notice of Special Meeting of Shareholders, Proxy Statement, Summary Prospectus and the form of voting instruction card are available on the Internet at [     ].

3

PROXY STATEMENT

[     ], 2018

TABLE OF CONTENTS

INTRODUCTION	[1]

BACKGROUND	[1]

THE LIQUIDATION	[2]

SUMMARY OF THE PLAN OF LIQUIDATION	[2]

GENERAL INFORMATION ABOUT THIS PROXY	[5]

APPENDIX A — FORM OF PLAN OF LIQUIDATION	[A-1]

FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 7, 2018

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Special Meeting”) of the Liquidating Portfolios, each a series of Forethought Variable Insurance Trust (the “Trust”), to be held on December 7, 2018.  As more fully described in this Proxy Statement, the purpose of the Special Meeting is for shareholders to consider and to vote on the proposed Plans of Liquidation (each, a “Proposal” and collectively, the “Proposals”) that would provide for the liquidation of each Liquidating Portfolio (the “Liquidation”). If the Proposals are approved and you have not elected to move any of your contract value allocated to a Liquidating Portfolio to a new investment option prior to the Liquidation, such contract value will be automatically reallocated to the Invesco V.I. Government Money Market Fund. The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying voting instruction cards on or about [   ], 2018.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE FORM OF PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS INVESCO V.I. GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED APRIL 30, 2018, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE INVESCO V.I. GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED APRIL 30, 2018 FOR MORE INFORMATION ABOUT THE FUND.

BACKGROUND

The Liquidating Portfolios are closed investment options (i.e., investment options that are generally not open to new investment) under certain variable annuity contracts (the “Contracts”) issued by Forethought Life Insurance Company (“FLIC”), an Indiana insurance company located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. Contract owners who select a Liquidating Portfolio for investment through a FLIC Contract (the “Contract Owners”) have a beneficial interest in the applicable Liquidating Portfolio, but do not directly hold shares of the Liquidating Portfolio. FLIC, which uses the Liquidating Portfolios as funding vehicles, is the shareholder of record of the Liquidating Portfolios and, as the legal owner of each Liquidating Portfolio’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of Global Atlantic Investment Advisors, LLC (the “Adviser”), the Trust’s Board of Trustees (the “Board”), including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for each Liquidating Portfolio and authorized sending a proxy statement to shareholders/Contract Owners of the Liquidating Portfolios to solicit approval of the Plans of Liquidation.

Each Liquidating Portfolio’s most recent annual and semi-annual reports have previously been mailed to Contract Owners. The Trust will promptly furnish the Liquidating Portfolios’ most recent annual and semi-annual reports to any Contract Owner upon request, without charge. Contract Owners may request the Liquidating Portfolios’ most recent annual and semi-annual reports by writing to Global Atlantic Portfolios, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2 Omaha, Nebraska 68130 or by calling the Liquidating Portfolios (toll-free) at 1-877-881-7735. The Funds’ annual and semi-annual reports are also available free of charge on the Funds’ website at www.geminifund.com/GlobalAtlanticDocuments.

THE BOARD RECOMMENDS THAT CONTRACT OWNERS OF EACH LIQUIDATING PORTFOLIO APPROVE THE PROPOSAL(S), AS APPROPRIATE.

THE LIQUIDATION

The Trust is a Delaware statutory trust. The Delaware Statutory Trust Act and the Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) provide that a fund may be terminated by the affirmative vote of a majority of the Board and without shareholder approval. In these circumstances, however, shareholder approval of the Plans of Liquidation would obviate the need for FLIC to obtain an order of the U.S. Securities and Exchange Commission to substitute any Contract Owner’s interest in a Liquidating Portfolio with an interest in the Invesco V.I. Government Money Market Fund on the Liquidation Date (as defined below).

Reasons for the Liquidation

The Liquidating Portfolios are offered solely as investment options in certain Contracts issued by FLIC. The Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio were open investment options under applicable Contracts from May 2, 2016 until February 16, 2018 and the Global Atlantic Motif Technological Innovations Portfolio was an open investment option under applicable Contracts from November 21, 2016 until February 16, 2018. The Liquidating Portfolios had minimal asset growth during the time they were offered. The Adviser had hoped that there would be improved asset growth over time, however, the Liquidating Portfolios’ growth has continued to remain stagnant and were closed to new and subsequent investment by Contract Owners on February 16, 2018.  Additionally, the administrative fees for the Liquidating Portfolios also increased during this time.  In light of the small size of each Liquidating Portfolio, limited prospects of future growth, and high administrative fees associated with the Liquidating Portfolios, the Adviser believes that the Liquidating Portfolios are not economically viable and that it is in the best interests of each Liquidating Portfolio’s shareholders to liquidate the respective fund.

Approval of the Liquidation

The Adviser advised the Board that it would seek to liquidate the Liquidating Portfolios subject to Contract Owner approval of a Plan of Liquidation for each Liquidating Portfolio. Plans of Liquidation were approved by the Board at a meeting on May 17, 2018. At that meeting, the Board, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation of each Liquidating Portfolio, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review.  In approving each Liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to the following: (a) the size of each Liquidating Portfolio; (b) the administrative fees of each Liquidating Portfolio; (c) the limited prospects for future growth; (d) the Adviser’s recommendation to liquidate the Liquidating Portfolios; (e) the terms of the proposed Plans of Liquidation and (f) that the Adviser will pay the costs incurred in the proposed Liquidations.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of each Liquidating Portfolio’s shareholders. Thus, the Board approved the Plan of Liquidation for each Liquidating Portfolio, subject to Contract Owner approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of a Liquidating Portfolio on or about December 21, 2018 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Portfolios would be converted to cash, cash equivalents or other liquid assets. On the Liquidation Date, the applicable Liquidating Portfolio’s assets would be distributed to the Separate Account for the benefit of the applicable Liquidating Portfolio’s beneficial owners. FLIC has informed the Trust that, unless otherwise instructed, the distributed assets would be immediately reinvested in shares of the Invesco V.I. Government Money Market Fund.

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan of Liquidation are summarized below.  Please refer to Appendix A to review the terms and conditions of the Form of Plan of Liquidation.

A Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of a Liquidating Portfolio. In addition, the Board may discontinue a Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of a Liquidating Portfolio. The applicable Plan of Liquidation shall be deemed discontinued in the event a Liquidating Portfolio’s shareholders do not approve the Plan.

Effect of the Plans of Liquidation on Contract Owners

If the Plans of Liquidation are approved, the Liquidating Portfolios will be liquidated and terminated on the Liquidation Date.  In addition, the Liquidating Portfolios will no longer be investment options under the Contract.

For at least 30 days prior to the Liquidation, Contract Owners may transfer any contract value allocated to a Liquidating Portfolio to any of the other investment options available under their Contracts free of charge.  All such transfers will not be counted against any limitation on the number of free transfers that may be performed by a Contract Owner under the Contract, but they remain subject to all other restrictions on transfers, such as frequent trading or market timing restrictions and applicable investment restrictions.

If the Plans of Liquidation are approved, on the Liquidation Date, any contract value that remains allocated to a Liquidating Portfolio will be automatically reallocated to the Invesco V.I. Government Money Market Fund.  The automatic reallocation will be free of charge and will not be counted against any limitation on the number of free transfers that may be performed by a Contract Owner under the Contract.  Contract Owners should also consider the following with respect to the Liquidation:

•                  If a Contract Owner has contract value automatically reallocated as a result of the Liquidation, his or her contract value immediately before the Liquidation will be the same as his or her contract value immediately after the Liquidation.

•                  Certain costs associated with the Liquidation will be indirectly borne by Contract Owners before the Liquidation occurs.  Such costs would have the effect of reducing the contract values of Contract Owners who are invested in a Liquidating Portfolio at the times such costs arise.  See Expenses of the Liquidation below.  As a result, Contract Owners may incur fewer expenses by transferring contract value from a Liquidating Portfolio before the Liquidation.

•                  The Liquidation will not change the fees and charges under the Contracts.

•                  Neither the rights of Contract Owners nor the obligations of FLIC under the Contracts will be altered in any way as a result of the Liquidation.

•                  Neither the Liquidation nor the automatic reallocation of contract values to the Invesco V.I. Government Money Market Fund is expected to result in any material adverse federal income tax consequences to Contract Owners.

•                  The investment objective, investment strategies and risks of the Invesco V.I. Government Money Market Fund differ materially from those of the Liquidating Portfolios.

•                  After the Liquidation, any Contract Owners with contract value allocated to the Invesco V.I. Government Money Market Fund will indirectly bear the fees and expenses of the Invesco V.I. Government Money Market Fund.

For 90 days after the Liquidation, Contract Owners who had contract value automatically reallocated to the Invesco V.I. Government Money Market Fund as a result of the Liquidation may transfer such contract value from the Invesco V.I. Government Money Market Fund to any of the other investment options available under their Contracts free of charge.  Again, all such transfers will not be counted against any limitation on the number of free transfers that may be performed by a Contract Owner under the Contract, but they remain subject to all other restrictions on transfers, such as frequent trading or market timing restrictions and applicable investment restrictions.

Purchase and redemption requests for the Liquidating Portfolios received after the Liquidation will be rejected as not in good order. Following the Liquidation, the Liquidating Portfolios will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees and expenses of holding shareholders’ meetings.

Each Liquidating Portfolio will bear the transaction costs (i.e., brokerage fees) associated with the liquidation of the Liquidating Portfolio’s securities.  Such costs would have the effect of reducing the contract values of Contract owners who are invested in a Liquidating Portfolio at the times such costs arise.

The Adviser estimates the expenses of the Liquidation will total less than $[    ], approximately $[ ] of which relate to the solicitation of voting instructions.

INFORMATION ABOUT THE INVESCO V.I. GOVERNMENT MONEY MARKET FUND

The Invesco V.I. Government Money Market Fund summary prospectus dated April 30, 2018 is being provided to you along with this Proxy Statement.

Selection of the Invesco V.I. Government Money Market Fund as the “default” investment option

FLIC selected the Invesco V.I. Government Money Market Fund as the investment option into which it will automatically reallocate any contract values allocated to a Liquidating Portfolio as of the Liquidation Date.   FLIC selected the Invesco V.I. Government Money Market Fund because money market funds are frequently used as default investment options when funds underlying variable insurance contracts liquidate given the conservative nature of money market funds’ strategies, their relatively low expense ratios, and applicable law.  FLIC also considered that Contract Owners would be granted free transfer rights prior to and after the Liquidation so that they may allocate their contract values to the investment option of their choosing.

FLIC makes no representation regarding whether the Invesco V.I. Government Money Market Fund is an appropriate investment for any Contract Owner. The purpose of the Contract Owners’ free transfer rights described herein is to allow a Contract Owner to transfer his or her contract values when, and in the manner that, he or she deems fit.  See Effect of the Plans of Liquidation on Contract Owners above.

FLIC may be faced with potential conflicts of interest relating to its selection of the Invesco V.I. Government Money Market Fund and its Standard Class shares (see Potential Benefits to the Adviser and its Affiliates section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the Invesco V.I. Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to FLIC’s selection of the default investment option.  In that regard, it should be noted that an affiliate of FLIC will be paid by the distributor of Invesco V.I. Government Money Market Fund a fee at an annual rate of up to 0.15% of the average daily net assets of the Contracts investment in the Invesco V.I. Government Money Market Fund for providing various services to shareholders pursuant to the Invesco V.I. Government Money Market Fund’s Distribution and Service Plan. Currently, each Liquidating Portfolio pays up to 0.25% of its average daily net assets to broker-dealers that provide various services to shareholders.  A Fund Facilitation Fee may be charged on assets invested the Invesco V.I. Government Money Market Fund, in addition to any policy fees and charges assessed on your Contract.  Currently the Fund Facilitation Fee assessed on assets invested in the Invesco V.I. Government Money Market Fund is 0.10%, which is included as an expense in the calculation of net investment factor as described in the Accumulation Units of Your

Contract.  There is no Fund Facilitation Fee currently charged on assets invested in the Liquidating Portfolios. Please refer to your Contract prospectus for more information.

ADDITIONAL INFORMATION

Purchases and Transfers into the Liquidating Portfolios

The Liquidating Portfolios were closed to new and subsequent investment by Contract Owners on February 16, 2018.

Once the Liquidation is approved and completed, all orders associated with new premiums or transfer (purchases and redemptions) for the Liquidating Portfolios will continue to be rejected.

Failure to Approve the Plans of Liquidation

If Contract Owners of a Liquidating Portfolio do not approve the applicable Plan of Liquidation, the Plan of Liquidation for that Liquidating Portfolio will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to any such Liquidating Portfolio.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on August 1, 2018 (the “Record Date”), each Liquidating Portfolio had shares issued and outstanding as shown below:

Name of Liquidating Portfolio	Class II Shares Outstanding on Record Date

Global Atlantic Motif Technological Innovations Portfolio	10,454.956

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	2,585.939

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1,413.047

The Liquidating Portfolios are closed investment options for FLIC Contracts. FLIC Separate Account A and FLIC are the record owners of the shares of the Liquidating Portfolios underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Portfolios (a beneficial interest) through FLIC Separate Account A as of the Record Date.

Because the Liquidating Portfolios are investment options for variable annuity contracts (Variable Contracts) offered by FLIC, FLIC could be deemed to control the voting securities of the Liquidating Portfolios (i.e., by owning more than 25%). As of the Record Date, FLIC Separate Account A and FLIC were principal shareholders and control persons of the Class II Shares of each Liquidating Portfolio.

Percentage of
Liquidating Portfolio, Shareholder Name and Address	Shares	Portfolio
Global Atlantic Motif Technological Innovations Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

Percentage of
Liquidating Portfolio, Shareholder Name and Address	Shares	Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company Separate Account A
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company Separate Account A
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any Liquidating Portfolio.

As of the Record Date, in addition to the shareholders noted in the above table, the below shareholder held 5% or more of the outstanding shares of Class II Shares of a Liquidating Portfolio.

Percentage of
Liquidating Portfolio, Shareholder Name and Address	Shares	Portfolio

Global Atlantic Motif Technological Innovations Portfolio	[ ]	[ ]	%
Forethought Life Insurance Company Separate Account A
10 West Market Street
Suite 2300
Indianapolis, Indiana 46204

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. [   ] has been retained to assist with voting instruction solicitation and tabulation activities. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser. [    ] will be paid approximately $[   ] by the Adviser for its assistance with voting instruction solicitation activities.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Special Meeting, FLIC will vote each Liquidating Portfolio’s shares held in the Separate Account in accordance with the instructions received from Contract Owners whose contract values were invested, as of the Record Date, in one or more of the Liquidating Portfolios. The number of votes which a Contract Owner may cast when instructing FLIC how to vote is determined by applying the Contract Owner’s percentage beneficial interest in the Liquidating Portfolio to the total number of votes attributable to the Liquidating Portfolio. Holders of shares of the Liquidating Portfolios as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Contract Owners may vote by mail, telephone, Internet or in person. Voting instructions must be received by [10:00 a.m.], Eastern Time on December 7, 2018.  If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Special Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Special Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Special Meeting.

Quorum

For each Liquidating Portfolio, acting separately, except where a larger quorum is required by law, by the By-Laws or by the Declaration of Trust; the presence, in person or by proxy, of thirty-three and one third percent (33 1/3%) of the holders of shares of the Liquidating Portfolio entitled to vote on a Proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of establishing whether a quorum is present, all shares present (either present in person or represented by proxy) and entitled to vote, shall be counted, including abstentions and broker non-votes. Quorum may be satisfied through echo voting, which is described below in the “Vote Required” section. Because FLIC Separate Account A is the legal owners of the shares entitled to vote at the Special Meeting, the quorum requirement is expected to be satisfied for each Liquidating Portfolio.

Vote Required.

For each Liquidating Portfolio, acting separately, approval of Proposals 1-3 will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of a Liquidating Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Liquidating Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Liquidating Portfolio.

FLIC Separate Account A will vote the shares of a Liquidating Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts. FLIC Separate Account A is required to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received (i.e., echo voting). As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Liquidating Portfolio alone would not be sufficient to approve a Proposal. Shares of a Liquidating Portfolio held by FLIC for its own account shall be voted in the same proportion as the voting instructions timely provided by Contract Owners in the aggregate.

As of the Record Date the Liquidating Portfolios had the below number of Contract Owners:

Liquidating Portfolio	Number of Contract Owners as of the Record Date
Global Atlantic Motif Technological Innovations Portfolio	3
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	1
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. FLIC Separate Account A and FLIC, as the shareholders of record of all of the Liquidating Portfolios’ shares, are expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by such Separate Account A and FLIC, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Separate Account A and FLIC just as any other shares for which Separate Account A and FLIC do not receive voting instructions.

If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal.

If a Plan of Liquidation is not approved by a Liquidating Portfolio’s shareholders or the Liquidation does not occur for any other reason, the Board will consider other possible courses of action.

Adjournment

For each Liquidating Portfolio, acting separately, at any shareholders’ meeting, whether or not a quorum is present, the person presiding at the Special Meeting may adjourn the meeting with respect to one or more Proposals to a designated time and place without further notice, unless a new record date of the adjourned meeting is fixed or the adjournment is for more than sixty (60) days, in which case the Board will set a new record date. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. Abstentions will have no effect on any proposal to adjourn the Special Meeting. The persons named as proxies for FLIC Separate Account A and FLIC will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Matters to Come Before the Special Meeting

To the knowledge of the Board, there is no other business to be brought before the Special Meeting. However, if other matters do properly come before the Special Meeting, FLIC Separate Account A intends to vote each Liquidating Portfolio’s shares in accordance with its best judgment in the interest of the Liquidating Portfolios.

Contract Owner and Shareholder Proposals

The Trust is organized as a Delaware statutory trust. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws.

Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Special Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to Trustee Name, c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

OTHER INFORMATION

Investment Adviser. Global Atlantic Investment Advisors, LLC (the “Adviser”), located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. The Adviser is a registered investment adviser.  Global Atlantic (Fin) Company (“GAFC”), a Delaware corporation, owns 100% of the Adviser. GAFC is an indirect, wholly-owned subsidiary of Global Atlantic Financial Group Limited.

Distributor. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of the Liquidating Portfolios pursuant to an underwriting agreement with the Trust on behalf of the Liquidating Portfolios.

Fund Administration, Fund Accounting and Transfer Agency Services. Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolios pursuant to a Fund Services Agreement with the Trust on behalf of the Liquidating Portfolios and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

Independent Registered Accounting Firm. RSM US LLP serves as the Trust’s Independent Registered Public Accounting Firm. RSM US LLP is principally located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the applicable Liquidating Portfolio has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-877-881-7735.  The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

The Trust’s most recent annual report for the fiscal year ended December 31, 2017, and the Trust’s semi-annual report for the fiscal period ended June 30, 2018, are available free of charge. You may obtain free copies of the Liquidating Portfolios’ documents at www.geminifund.com/GlobalAtlanticDocuments.  You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderGlobalAtlantic@thegeminicompanies.com.

PLEASE:

•                           PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

•                           VOTE TELEPHONICALLY BY CALLING [ ].

OR

•                           VOTE ON THE INTERNET BY LOGGING ONTO [ ] AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY [10:00 a.m.], EASTERN TIME ON DECEMBER 7, 2018. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

•                          VOTE IN PERSON AT THE SHAREHOLDER SPECIAL MEETING ON DECEMBER 7, 2018AT [10:00 a.m.] EASTERN TIME AT THE OFFICES OF [ ] THE ADVISER AT ONE FINANCIAL PLAZA, 755 MAIN STREET, 24TH FLOOR, HARTFORD, CONNECTICUT 06103.

APPENDIX A

FORETHOUGHT VARIABLE INSURANCE TRUST

FORM OF

PLAN OF LIQUIDATION

of the

[     ]

a series of shares of the Trust

This Plan of Liquidation (this “Plan”) is made by Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, with respect to [    ] (the “Portfolio”), a series of shares of the Trust.  The Trust is an investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is designed to accomplish the complete liquidation of the Portfolio in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and the Trust’s By-Laws, as amended to date (the “By-Laws”).

WHEREAS, at a meeting duly called and held on May 17, 2018, the Trust’s Board of Trustees, including a majority of those Trustees who are not “interested persons” within the meaning of the 1940 Act (the “Independent Trustees”), on behalf of the Portfolio, determined that it is advisable and in the best interest of the Portfolio and its shareholders to liquidate the Portfolio;

NOW THEREFORE, the liquidation of the Portfolio shall be carried out in the manner set forth herein:

1.             Effective Date of Plan.  This Plan is effective as of May 18, 2018 (the “Effective Date”).

2.             Liquidation.  Consistent with the provisions of this Plan, the Portfolio shall be liquidated on or about [    ] (the “Liquidation Date”), in accordance with the Declaration of Trust, By-Laws, and all applicable laws and regulations, including but not limited to Section 331 of the Code.

3.             Cessation of Business.  On or after the Effective Date, the Portfolio shall cease its business, may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders, and shall not engage in any business activities except for the purposes of: (a) winding up the Portfolio’s business and affairs; (b) marshalling and preserving the value of the Portfolio’s assets; and (c) distributing the Portfolio’s assets to shareholders by redeeming their shares in accordance with the provisions in this Plan after making payment to (or reserving assets for the payment to) all creditors of the Portfolio, and discharging or making reasonable provision for the Portfolio’s liabilities.

4.             Notice to Shareholders.  On or as soon as practicable after the Effective Date, the Trust shall provide notice to the Portfolio’s shareholders and other appropriate parties that: (a) this Plan has been approved by the Board of Trustees; and (b) the Portfolio will be liquidating its assets and redeeming its shares.

5.             Restriction on Sale of Shares.  Shares of the Portfolio are no longer available for purchase.  Any redemptions requested between the Effective Date and Liquidation Date may be made in accordance with the procedures provided in the Portfolio’s Registration Statement.

6.             Liquidation of Assets.  On or about the Liquidation Date, all of the Portfolio’s assets shall have been converted into cash, cash equivalents or other liquid assets.  In the alternative, if determined to be in the best interests of the Portfolio, the Board of Trustees or the officers of the Trust may elect not to liquidate the Portfolio’s assets, and instead to distribute such assets in-kind to shareholders consistent with applicable statutes and regulations, which shall constitute a “liquidating distribution” under Section 8 of this Plan.

7.             Payment of Debts.  As soon as practicable after the Effective Date (and subject to the provisions of Section 12 of this Plan) the Portfolio shall determine and pay, or set aside in cash or cash equivalents, the amount of the Portfolio’s known or reasonably ascertainable liabilities incurred, or expected to be incurred, prior to the date of the liquidating distribution provided for in Section 8 of this Plan.

8.             Liquidating Distribution.  On or as soon as practicable following the Liquidation Date, the Portfolio shall mail or otherwise deliver to each shareholder of record on the Liquidation Date in redemption of such shareholder’s shares of the Portfolio a liquidating distribution (or distributions, if more than one distribution shall be necessary) equal to the shareholder’s proportionate interest in the Portfolio’s net assets.  On or as soon as practicable following the Liquidation Date, the Portfolio shall mail or otherwise deliver to each of its shareholders of record on the Liquidation Date information concerning the sources (for tax purposes) of the liquidating distribution(s).  Upon the mailing of the liquidating distribution(s) to each shareholder of record on the Liquidation Date, the Portfolio’s outstanding shares shall all be deemed cancelled.

If the Portfolio is unable to make distributions to all shareholders of the Portfolio because of an inability to locate the shareholders to whom distributions are payable, the Board of Trustees may create, in the name of and on behalf of the Portfolio, one or more trusts with a financial institution and, subject to applicable abandoned property laws, deposit in such trust(s) any of the Portfolio’s remaining assets due to such shareholders for the benefit of such shareholders.  The expenses of such trust(s) shall be charged against the assets therein.

9.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Portfolio receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.             The Trust will determine the shareholders of record of the Portfolio as of the Effective Date.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Portfolio (net of all expenses associated with effecting the disposition of such cash or distribution).

c.             The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 9.b above, their pro rata portion of the cash.

d.             If there are no shareholders entitled to receive such proceeds, or if the amount of the proceeds that would be received by a shareholder would be de minimis, then any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the relative net assets of such series.

10.          Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, the Portfolio shall, prior to the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward), and undistributed net income from tax-exempt obligations and any additional amounts necessary to avoid any excise tax or income tax for such periods. Such dividends may be paid either prior to or at the same time as the liquidating distribution.

11.          Costs and Expenses.  The Portfolio shall continue to bear its own operating expenses, subject to any applicable expense limitation arrangements currently in place.  The Portfolio’s investment adviser shall bear all special costs (such as legal and audit costs) that are the result of the liquidation, excluding the brokerage and other transaction costs and expenses associated with liquidating the Portfolio’s portfolio securities.

12.          Delegation of Authority to the Trust’s Officers.  The Trust’s officers shall have authority to perform or authorize any actions provided for in this Plan, and any further actions as they may consider necessary or desirable to carry out the purposes of this Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement this Plan, or which may be required by the provisions of the 1940 Act, the Code, the laws of the State of Delaware, or any other applicable law or regulation.  The officers of the Trust, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of this Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of Trust counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Portfolio or to protect the interests of the shareholders of the Portfolio.

13.          Amendment or Abandonment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Portfolio, and the distribution of the Portfolio’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, the Declaration of Trust and the By-Laws, if the Board of Trustees determines that such action would be in the best interests of the Portfolio.  The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be in the best interests of the Portfolio.

14.          Filings with Regulatory Authorities.  The Board of Trustees hereby authorizes the appropriate parties to make such filings with the SEC and such other authorities as may be deemed necessary or appropriate to carry out the intent of this Plan.

IN WITNESS WHEREOF, the undersigned, duly authorized representative of the Trust has hereby executed this document on the [  ] day of [   ], 2018.

By:

Name:	Robert M. Arena, Jr.

Title:	President

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [ ] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

GLOBAL ATLANTIC [   ] PORTFOLIO

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 7, 2018

FORETHOUGHT LIFE INSURANCE COMPANY

This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Global Atlantic [   ] Portfolio, (the “Fund”) for which it is the record owner on your behalf.  The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s beneficial interest in shares with respect to the Fund be cast as directed on the reverse side at the Special Meeting of Shareholders, and at any adjournment(s) thereof, to be held at [10:00 a.m.], Eastern Time, on December 7, 2018, at the offices of Global Atlantic Investment Advisors, LLC, One Financial Plaza, 755 Main Street, 24th Floor, Hartford, Connecticut 06103 as fully as the undersigned would be entitled to vote if personally present.  The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If this Voting Instruction Card is signed and returned and no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares of the Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund.

VOTE VIA THE INTERNET: [ ] VOTE VIA THE TELEPHONE: [ ]

GAM_30130_VI_090518

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

If this Voting Instruction Card is signed and returned and no specific instructions are provided, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposal and in the discretion of Forethought Life Insurance Company upon such other business as may properly come before the Special Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	The Board of Forethought Variable Insurance Trust unanimously recommends a vote “FOR” for the following proposal.

		FOR	AGAINST	ABSTAIN
1.	To consider and vote on the Plan of Liquidation for the Global Atlantic [ ] Portfolio.	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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